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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): January 19, 2001
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                        Access Health Alternatives, Inc.
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             (Exact name of registrant as specified in its charter)

         Florida                000-26445                     59-3542362
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 (State of incorporation       (Commission               (I.R.S. Employer
    or organization)           File Number)           Identification Number)

                  4619 Parkbreeze Court, Orlando Florida, 32808
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (407) 299-0629
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ITEM 2.ACQUISITION OR DISPOSITION OF ASSETS.
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     On January 19,  2001,  the  Registrant  purchased  100% of the  outstanding shares of Continua Health Services, Inc. ("Continua") a Delaware corporation and
EMDx, Inc.  ("EMDx"),  a Georgia  corporation,  for 750,000 shares of its common stock.  Continua is a provider of technology services to the managed health care industry  and is  primarily  focused  on  installing,  managing,  and  operating computer  management  solutions.  EMDx purchases health care diagnostic services and resells it to providers and managed care firms.  The  Registrant  intends to utilize Continua's technology in operating and developing its current operations while operating EMDx as a subsidiary.

     Under the terms of the share exchange agreement with Continua and EMDx, the former  Continua and EMDx  shareholders  will have the  opportunity to reacquire
91.9% of their Continua and EMDx shares in the event the Registrant is unable to raise a minimum  of  $8,000,000  or  allocate a minimum  of  $1,800,000  for the implementation of the Continua business plan within the next nine months. If the former  Continua  and EMDx  shareholders  reacquire  the  shares,  they  will be required to return 500,000 of the Registrant's shares.

     On January 25, 2001, the Registrant announced its intention to acquire 100%
of the  outstanding  shares of Access  HealthCare,  Inc., a Florida  corporation
("Access  HealthCare"),  for  4,000,000  shares of its common  stock.  Daniel J.
Pavlik  (through  the Daniel J. Pavlik  Revocable  Trust and the Rebecca  Pavlik
Revocable  Trust)  and  Steven  Miracle  both  officers  and  directors  of  the
Registrant are  shareholders  of Access  HealthCare  and will receive  2,319,706 shares of the Registrant as a result of the acquisition.  Access HealthCare is a provider of management,  administrative,  contracting, and marketing services to healthcare  providers and currently  operates four clinics and manages a network of managed care providers in central Florida.  The Registrant intends to operate
Access  HealthCare  within its current  business  model and utilize its clinical operations to test new programs, products and services.

     Under the terms of the share exchange agreement with Access HealthCare, the former  shareholders of Access HealthCare will have the opportunity to reacquire all of their  Access  HealthCare  shares  from the  Registrant  in the event the
Registrant  is unable to raise a minimum of  $8,000,000 in the next nine months.
If the former Access HealthCare  shareholders reacquire the shares, they will be required to return the 4,000,000 shares of the Registrant.

                                      -2-

ITEM 5.  OTHER EVENTS.
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     On January 29,  2001,  the  Registrant  received  the first of two payments related  to the  purchase  of  1,840,000  shares  of its  common  stock by Pines
International  Corporation,  a Nevada corporation ("Pines").  The total purchase price of the transaction is $500,000. Upon completion of the funding, Pines will own 16% of the outstanding common stock of the Registrant and will be allowed to designate one member of the Registrant's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)      Financial statements of businesses acquired.

          Financial  statements  will be filed as an  amendment  to this  filing within 75 days of January 19, 2001.

(b)      Pro forma financial information.

          Pro forma financial  information will be filed as an amendment to this filing within 75 days of January 19, 2001.

(c)      Exhibits.

          2.1  Share purchase agreement between Pines International  Corporation and Access Health Alternatives, Inc.

          2.2  Share  Exchange   Agreement  between  Continua  Health  Services,
               Inc./EMDx, Inc. and Access Health Alternatives, Inc.

          2.3  Share  Exchange   Agreement  between  Access   HealthCare,   Inc.
               shareholders and Access Health Alternatives, Inc.

                                      -3-

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           ACCESS HEALTH ALTERNATIVES, INC.
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                                           (Registrant)

Date: February 2, 2001                      /s/ Daniel J. Pavlik
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                                           Daniel J. Pavlik
                                           President, Chairman, and
                                           Chief Executive Officer

                                  EXHIBIT INDEX
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Exhibit
Number          Description
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  2.1           Share purchase agreement between Pines International Corporation and Access Health Alternatives, Inc.

  2.2           Share Exchange Agreement between Continua Health Services,
                Inc./EMDx, Inc. and Access Health Alternatives, Inc.

  2.3           Share Exchange Agreement between Access HealthCare, Inc.
                shareholders and Access Health Alternatives, Inc.

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